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                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of Earliest Event Reported): April 18, 2002



                               POLYONE CORPORATION
             (Exact Name of Registrant as Specified in its Charter)



            OHIO                       1-16091                34-1730488
(State or Other Jurisdiction         (Commission             (IRS Employer
      of Incorporation)              File Number)          Identification No.)


    SUITE 36-5000, 200 PUBLIC SQUARE
    CLEVELAND, OHIO                                          44114-2304
    (Address of Principal Executive Offices)                 (Zip Code)

    Registrant's telephone number, including area code:  (216) 589-4000



                                 Not Applicable
         --------------------------------------------------------------
         (Former name or former address, if changed since last report.)
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ITEM 5.  OTHER EVENTS.

         PolyOne Corporation entered into the Fifth Amended and Restated Trade Receivables Purchase and Sale Agreement, dated as of April 10, 2002, effective April 18, 2002, by and among PolyOne Funding Corporation, PolyOne Corporation, Corporate Receivables Corporation, CIESCO, L.P. and Citicorp North America, Inc., which is attached hereto and filed herewith.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (c)      Exhibits.

         Exhibit
          Number    Description
          ------    -----------

          10.1 Fifth Amended and Restated Trade Receivables Purchase and Sale Agreement, dated as of April 10, 2002, by and among PolyOne Funding Corporation, PolyOne Corporation, Corporate Receivables Corporation, CIESCO, L.P. and Citicorp North America, Inc.
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                                  SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     POLYONE CORPORATION

                                     By: /s/ Gregory P. Smith
                                        --------------------------------------
                                         Name:    Gregory P. Smith
                                         Title:   Controller



Date:  April 19, 2002

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                                  EXHIBIT INDEX

        Exhibit
         Number     Description
         ------     -----------

          10.1 Fifth Amended and Restated Trade Receivables Purchase and Sale Agreement, dated as of April 10, 2002, by and among PolyOne Funding Corporation, PolyOne Corporation, Corporate Receivables Corporation, CIESCO, L.P. and Citicorp North America, Inc.